                                                                   EXHIBIT 10.10

           FIRST SUPPLEMENT AND AMENDMENT TO DEED OF TRUST, MORTGAGE,
            LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

     THIS FIRST  SUPPLEMENT  AND AMENDMENT TO DEED OF TRUST,  MORTGAGE,  LINE OF
CREDIT MORTGAGE,  ASSIGNMENT,  SECURITY AGREEMENT,  FIXTURE FILING AND FINANCING
STATEMENT (this  "Supplement") is entered into as of the effective time and date hereinafter  stated (the  "Effective  Date") by ST. MARY LAND &  EXPLORATION
COMPANY ("Parent"),  a Delaware corporation (Taxpayer I.D. No. 41-0518430);  ST.
MARY ENERGY  COMPANY  ("Energy"),  a Delaware  corporation  (Taxpayer  I.D.  No.
76-0554924);  NANCE  PETROLEUM  CORPORATION  ("Nance"),  a  Montana  corporation
(Taxpayer I.D. No. 81-0309883);  ST. MARY MINERALS INC. ("Minerals"), a Colorado
corporation (Taxpayer I.D. No. 84-1200318); ROSWELL, L.L.C. ("Roswell"), a Texas
limited liability company (Taxpayer I.D. No. 74-2788509); and ST. MARY OPERATING
COMPANY  ("Operating"),  a Colorado  corporation  (Taxpayer I.D. No. 84-0723492)
(individually and collectively called "Mortgagor"); to Jay Chernosky, as Trustee with respect to Property located in the State of Texas, whose address for notice is 1001 Fannin  Street,  Suite 2255,  Houston,  Texas 77002,  and First American
Title  Company of Utah,  as Trustee for  Property  located in the State of Utah, whose address for notice is 3300 East 400 South,  Salt Lake City, Utah 84111, in
both  cases  for  the  benefit  of  WACHOVIA  BANK,  NATIONAL  ASSOCIATION,   as
Administrative   Agent  (in  such   capacity,   the  "Agent")  for  the  lenders
(collectively, the "Lenders") party to the hereinafter defined Credit Agreement.

                                    RECITALS

     A. Parent,  Bank of America,  N.A.,  as Agent (the "Former  Agent") and the
"Former  Lenders" (as  hereinafter  defined)  entered  into that certain  Credit
Agreement dated as of June 30, 1998, by and among Parent,  the Former Agent, and each of the lenders  (collectively the "Former Lenders") party thereto (together with all  amendments  or  modifications  thereof  and  supplements  thereto  the
"Existing Credit Agreement").

     B. The  indebtedness of the Parent under or in connection with the Existing
Credit Agreement is secured by, among other things,  that certain Deed of Trust,
Mortgage,  Line of Credit  Mortgage,  Assignment,  Security  Agreement,  Fixture
Filing and  Financing  Statement  dated May 2,  2002,  from  Mortgagor  to Agent
(together with all supplements and amendments thereto, the "Mortgage").

     C. The  Mortgage  was duly  recorded  as set forth on  Schedule  I attached hereto and made a part hereof for all purposes.

     D. By separate  Assignment  of Note and Liens dated of even date  herewith, each of the Former  Lenders  assigned to the Former  Agent all  indebtedness  of
Parent  owing to such Former  Lender  under or in  connection  with the Existing
Credit  Agreement (all such  indebtedness  herein and in the Mortgage called the
"Assigned Indebtedness"),  together with their beneficial interest in and to all

                                      -1-

liens securing the payment  thereof  including,  without  limitation,  the liens created by and existing under the Mortgage.

     E. By  Assignment  of  Undivided  Interest in Notes and Liens dated of even date herewith,  the Former Agent has assigned to Agent the Assigned Indebtedness and all liens securing the payment thereof including,  without  limitation,  the liens created by and existing under the Mortgage.

     F. Parent,  Agent and the Lenders  have  entered  into that certain  Credit
Agreement  dated  of  even  date  herewith  (together  with  all  amendments  or modifications  thereof and supplements  thereto,  the "Credit  Agreement"),  the initial  advance  of loan  proceeds  thereunder  to be used  to  renew,  extend, rearrange and modify the Assigned Indebtedness.

     G. Energy,  Nance and  Operating  have  guaranteed  the prompt  payment and performance of all  indebtedness,  obligations  and liabilities of the Parent to the Lenders  and/or Agent  pursuant to the terms and conditions of the "Guaranty
Agreement" (as defined in the Credit Agreement).

     H. In  view of the  foregoing,  Mortgagor  and  Agent  mutually  desire  to supplement and amend the Mortgage as hereinafter provided.

     NOW,  THEREFORE,  for  good  and  valuable  consideration  in hand  paid by
Mortgagor  to Agent and in  consideration  of the debts and  trusts  hereinafter mentioned,  the receipt and sufficiency of all of which is hereby  acknowledged,
Mortgagor and Agent do hereby agree as follows:

     1.  All  capitalized  terms  used but not  defined  herein  shall  have the meanings  assigned to such terms in the Mortgage,  as  supplemented  and amended hereby.

     2. All  references  in the  Mortgage  to  "this  Mortgage"  shall  mean the
Mortgage as  supplemented  and  amended  hereby and as the same may from time to time be further amended or supplemented.

     3. All  references  in the  Mortgage to "Credit  Agreement"  shall mean the
Credit Agreement (as defined in the Recitals hereto).

     4. All  references  in the Mortgage to "Agent"  shall mean  Wachovia  Bank,
National Association, as Administrative Agent for the Lenders.

     5. All  references in the Mortgage to "Lenders"  shall mean the Lenders now or hereafter party to the Credit Agreement.

     6. All references in the Mortgage to "Trustee"  shall mean (a) with respect to Property  located in the State of Texas,  Jay  Chernosky,  as Trustee for the
benefit of Agent,  whose address for notice is 1001 Fannin  Street,  Suite 2255,
Houston,  Texas 77002,  and (b) with respect to Property located in the State of
Utah, First American Title Company of Utah, as Trustee for the benefit of Agent,

                                      -2-

whose address for notice is 3300 East 400 South, Salt Lake City, Utah 84111.

     7. All references in the Mortgage to "secured  indebtedness" shall mean all indebtedness,  obligations and  liabilities of Mortgagor  referred to in Section
1.3 of the Mortgage,  as amended and supplemented hereby,  together with any and all renewals, rearrangements, modifications, increases and extensions thereof.

     8. All  references  in the  Mortgage to "Notes"  shall mean the  promissory notes  issued,  executed and  delivered  by the Parent to the Lenders  under the
Credit   Agreement,   together  with  any  and  all  renewals,   rearrangements,
modifications, increases and extensions thereof.

     9. All references in the Mortgage to "Loan  Documents"  shall mean the Loan
Documents (as defined in the Credit Agreement).

     10.  Section 1.3 of the Mortgage is hereby  amended in its entirety to read as follows:

          "Section  1.3 Secured  Indebtedness.  This  Mortgage  is executed  and
                        ---------------------
     delivered  by  the   Mortgagor  to  secure  and  enforce  the  payment  and
     performance of the following:

               (a)  Payment  of and  performance  of any and  all  indebtedness, obligations and liabilities,  including interest  (including,  without limitation,  interest  accruing  after the maturity of the "Loans" (as defined in the  hereinafter  defined  Credit  Agreement)  made by each
          Lender  and  interest  accruing  after the filing of any  petition  in bankruptcy,  or the commencement of any insolvency,  reorganization or like  proceeding,  relating to the Parent,  whether or not a claim for post-filing or  post-petition  interest is allowed in such proceeding)
          of the Parent  whether now existing or hereafter  arising  under or in connection with that certain Credit  Agreement dated as of January 27,
          2003, by and among Parent, Agent and the Lenders (as the same may from time to time be amended or  supplemented,  the "Credit  Agreement") or any other  "Loan  Document"  (as  defined  in the  Credit  Agreement), including,  without limitation,  the "Notes" (as defined in the Credit
          Agreement) in the aggregate  original principal amount of $300,000,000 with final  maturity on or before  January 27, 2006. To the extent set forth in the Credit  Agreement,  the Loans made by the  Lenders to the
          Parent  under the Credit  Agreement  represent  a renewal,  extension, rearrangement and modification of the Assigned Indebtedness.

               (b)  Payment  and  performance  of  any  and  all   indebtedness,
          obligations and liabilities of Energy, Nance and Operating whether now existing  or  hereafter  arising  under  or  in  connection  with  the

                                      -3-

          "Guaranty Agreement" (as defined in the Credit Agreement).

               (c) Any sums  which may be  advanced  or paid by the Agent or any
          Lender under the terms  hereof or of the Credit  Agreement or any Loan
          Document on account of the failure of the Mortgagor to comply with the covenants of the Mortgagor contained herein or in the Credit Agreement or  any  other  Loan  Document;  and  all  other  indebtedness  of the
          Mortgagor arising pursuant to the provisions of this Mortgage.

               (d) Payment of and  performance  of any and all present or future obligations of the Mortgagor  according to the terms of any present or future  interest rate or currency  swap,  rate cap,  rate floor,  rate collar,  forward rate agreement or other  exchange or rate  protection agreements  or any option  with  respect to any such  transaction  now existing or  hereafter  entered  into  between the  Mortgagor  and any
          Lender (or any Affiliate of such Lender).

               (e) Payment of and  performance  of any and all present or future obligations of the Mortgagor  according to the terms of any present or future swap agreements, cap, floor, collar, forward agreement or other exchange or protection  agreements  relating to crude oil, natural gas or  other  hydrocarbons  or  any  option  with  respect  to  any  such transaction  now  existing  or  hereafter  entered  into  between  the
          Mortgagor and any Lender (or any Affiliate of such Lender).

               (f) Performance of all "Letter of Credit  Agreements" (as defined in the Credit  Agreement)  executed from time to time by the Parent or any Subsidiary of the Parent under or pursuant to the Credit Agreement and all reimbursement  obligations for drawn or undrawn portions under any  "Letter of Credit"  (as  defined  in the  Credit  Agreement)  now outstanding  or  hereafter  issued  under or  pursuant  to the  Credit
          Agreement."

     11.  Mortgagor hereby confirms that it has heretofore  granted,  bargained, sold, conveyed,  transferred,  assigned, set over, mortgaged, warranted, pledged and  hypothecated  to the Former Agent,  and granted a security  interest to the
Former Agent in, the  "Property"  (as defined in the  Mortgage),  and  Mortgagor hereby further grants, bargains, sells, conveys, transfers,  assigns, sets over, mortgages,  warrants,  pledges and  hypothecates to Agent, and grants a security interest to Agent in, the Property, to secure the payment and performance of the
"secured indebtedness" (as such term has been amended hereby).

     12.  Mortgagor  hereby  confirms  that  it has  heretofore  absolutely  and unconditionally  assigned,  transferred and set over and does hereby  absolutely

                                      -4-

and unconditionally  assign,  transfer and set over to Agent, its successors and assigns,  all of the  "Production" (as defined in the Mortgage) which accrues to
Mortgagor's  interest in the Mortgaged  Properties,  and all Production Proceeds
(as defined in the Mortgage),  together with the immediate and continuing  right to collect and receive all such Production Proceeds.

     13.  The  parties  hereto  hereby  acknowledge  and  agree  that  except as specifically  amended,  changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms.  None of the rights,  titles and  interests  existing and to exist under the  Mortgage  are hereby  released,
diminished  or  impaired,   and  Mortgagor   hereby   reaffirms  all  covenants,
representations and warranties made in the Mortgage.

     14. This  Supplement  may be executed in two or more  counterparts,  and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

     15.  For  purposes  of  Louisiana  law,  including  but not  limited to the availability  of executory  process,  Mortgagor has appeared on this date before the undersigned Notary Public and witnesses in order to execute this Supplement.
Mortgagor  attaches,  as Annex  I, to  counterparts  hereof  being  recorded  in
Louisiana  certified  resolutions  of its  Board of  Directors  authorizing  the execution  and  delivery  of  this  Mortgage.  Mortgagor  acknowledges  that  no promissory note or other instrument has been presented to the undersigned Notary
Public to be paraphed for identification herewith.

                          [SIGNATURES BEGIN NEXT PAGE]

                                      -5-

     THUS DONE AND  PASSED  this 24th day of  January,  2003,  to be  effective, however,  as of January  27,  2003,  in my presence  and in the  presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                              ST. MARY LAND & EXPLORATION
/s/ KAREN M. POLLY                      COMPANY
-----------------------------------
Name:   Karen M. Polly
       ----------------------------
                                        By:  /s/ MILAM RANDOLPH PHARO
                                            ------------------------------------
                                             Milam Randolph Pharo
/s/ ROBERT T. HANLEY                         Vice President - Land & Legal
-----------------------------------
Name:   Robert T. Hanley
       ----------------------------

                             /s/ JAMES C. ROBERTSON
                    -----------------------------------------
                                  NOTARY PUBLIC

The address and tax identification number of Parent are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 41-05 18430

The  address of Agent is:
201 South College Street
8th Floor NC 0680
Charlotte, NC 28288

The addresses of Trustees are:
Jay Chernosky
1001 Fannin Street, Suite 2255
Houston, Texas 77002

The First American Title Company of Utah
3300 East 400 South
Salt Lake City, Utah 84111

This instrument prepared by:
Craig W. Murray
Vinson & Elkins L.L.P.
1001 Fannin, Suite 2300
Houston, TX  77002

                                      -6-

STATE OF COLORADO                 ss.
                                          ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby certify that, on this 24th day of January,  2003, THERE personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Land &  Exploration Company, a Delaware corporation, known to me to be such officer,  such corporation being a party to the foregoing instrument.

MONTANA, NEW        The foregoing instrument  was acknowledged before me on this
MEXICO, NORTH       day, by  such  person, the above  designated  officer of the
DAKOTA              corporation  specified  following  such  person's  name,  on
OKLAHOMA, TEXAS,    behalf of said corporation.
UTAH, WYOMING and
LOUISIANA           On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of Denver, Denver County, Colorado on the day and year first above written.
                                    /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado
                                        James C. Robertson
                                 -----------------------------------------------
My commission expires:           (printed name)
Feb. 14, 2005
---------------------

[SEAL]

                                      -7-

     THUS  DONE AND  PASSED  this 24th day of  January, 2003,  to be  effective, however,  as of January  27,  2003,  in my presence  and in the  presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                               ST. MARY ENERGY COMPANY
/s/ KAREN M. POLLY
-----------------------------------
Name:   Karen M. Polly
       ----------------------------
                                         By:   /s/ MILAM RANDOLPH PHARO
                                              ----------------------------------
                                               Milam Randolph Pharo
/s/ ROBERT T. HANLEY                           Vice President - Land & Legal
-----------------------------------
Name:   Robert T. Hanley
       ----------------------------
                             /s/ JAMES C. ROBERTSON
                   ------------------------------------------
                                  NOTARY PUBLIC

The address and tax identification number of Energy are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 76-0554924

STATE OF COLORADO            ss.
                             ss.
COUNTY OF DENVER             ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby certify that, on this 24th day of January, 2003,  there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Energy Company, a Delaware  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA, NEW        The foregoing  instrument was acknowledged before me on this
MEXICO, NORTH       day, by  such  person, the  above  designated officer of the
DAKOTA              corporation  specified  following  such  person's  name,  on
OKLAHOMA, TEXAS,    behalf of said corporation.
UTAH, WYOMING and
LOUISIANA           On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing document as tile above designated  officer of the corporation  specified  following

                                      -8-

                    such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my presence  and in tile  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of Denver, Denver County, Colorado on the day and year first above written.
                                /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado
                                   James C. Robertson
                               -------------------------------------------------
My commission expires:         (printed name)
Feb. 14, 2005
---------------------

[SEAL]

                                      -9-

     THUS  DONE AND  PASSED  this 24th day of January,  2003,  to be  effective, however,  as of January  27,  2003,  in my presence  and in the  presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                              NANCE PETROLEUM CORPORATION
/s/ KAREN M. POLLY
-----------------------------------
Name:   Karen M. Polly
       ----------------------------
                                        By:  /s/ ROBERT T. HANLEY
                                            ------------------------------------
                                             Robert T. Hanley
 /s/ RICHARD C. NORRIS                       Vice President and Treasurer
-----------------------------------
Name:   Richard C. Norris
       ----------------------------
                             /s/ JAMES C. ROBERTSON
                   ------------------------------------------
                                  NOTARY PUBLIC

The address and tax identification number of Nance are:

550 North 31st Street, Suite 500
Billings, Montana 59101
(Yellowstone County)
Taxpayer ID. No. 8 1-0309883

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby certify that, on this 24TH day of January,  2003, there personally  appeared  before  me:  Robert  T.  Hanley,  the Vice  President  and
Treasurer of Nance Petroleum Corporation, a Montana corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA, NEW        The foregoing instrument was acknowledged before mc on this
MEXICO, NORTH       day, by such person, the above designated officer of the
DAKOTA              corporation specified following such person's name, on
OKLAHOMA, TEXAS,    behalf of said corporation.
UTAH, WYOMING and
LOUISIANA           On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following

                                      -10-

                    such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF.  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                 /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado
                                  James C. Robertson
                               -------------------------------------------------
My commission expires:         (printed name)
Feb. 14, 2005
---------------------

[SEAL]

                                      -11-

     0THUS DONE AND  PASSED  this 24th day of January,  2003,  to be  effective, however,  as of January  27,  2003,  in my presence  and in the  presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                               ST. MARY MINERALS INC.
/s/ KAREN M. POLLY
-----------------------------------
Name:   Karem M. Polly
       ----------------------------
                                         By:  /s/ RICHARD C. NORRIS
                                             -----------------------------------
                                               Richard C. Norris
 /s/ ROBERT T. HANLEY                          Vice President - Finance
-----------------------------------
Name:    Robert T. Hanley
       ----------------------------
                             /s/ JAMES C. ROBERTSON
                   ------------------------------------------
                                  NOTARY PUBLIC

The address and tax identification number of Minerals are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-12003 18

STATE OF COLORADO           ss.
                            ss.
COUNTY OF DENVER            ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby certify that, on this 24th day of January,  2003, there personally  appeared before me: Richard C. Norris,  the Vice President - Finance of St.  Mary  Minerals  Inc.,  a  Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA, NEW        The  foregoing instrument was acknowledged before me on this
MEXICO, NORTH       day, by  such  person,  the  above designated officer of the
DAKOTA              corporation  specified  following  such  person's  name,  on
OKLAHOMA, TEXAS,    behalf of said corporation.
UTAH, WYOMING and
LOUISIANA           On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine

                                      -12-

                    signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                   /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado
                                    James C. Robertson
                                 -----------------------------------------------
My commission expires:           (printed name)
Feb. 14, 2005
---------------------

[SEAL]

                                      -13-

     THUS DONE AND  PASSED  this 24th day of  January,  2003,  to be  effective, however,  as of January  27,  2003,  in my presence  and in the  presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                              ROSWELL, L.L.C.
/s/ KAREN M. POLLY
-----------------------------------
Name:   Karen M. Polly                  By:   St. Mary Land & Exploration
       ----------------------------           Company, as Member

 /s/ ROBERT T. HANLEY                   By:   /s/ MILAM RANDOLPH PHARO
-----------------------------------         ------------------------------------
Name:   Robert T. Hanley                      Milam Randolph Pharo
       ----------------------------           Vice President - Land & Legal

                             /s/ JAMES C. ROBERTSON
                   ------------------------------------------
                                  NOTARY PUBLIC

The address and tax identification number of Roswell are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 74-2788509

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby certify that, on this 24th day of January,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St Mary Land &  Exploration Company, a Delaware  corporation, in its  capacity  as a member of  Roswell,  L.L.C.,  a Texas  limited  liability company,  known to me to be such officer of such  corporation,  such corporation acting in its  capacity  as  member  and on  behalf  of such  limited  liability company,  and such  limited  liability  company  being a party to the  foregoing instrument.

MONTANA, NEW        The foregoing instrument was acknowledged before  me on this
MEXICO, NORTH       day, by  such  person, the  above  designated officer of St.
DAKOTA              Mary Land &  Exploration Company acting  in its capacity

                                      -14-

OKLAHOMA, TEXAS,    as  member  of  the  limited  liability  company   specified
UTAH,               following such person's name,  on behalf of said corporation
WYOMING,            acting ill  its capacity as member of  the limited liability
and                 company, and  on  behalf of  said limited liability company.
LOUISIANA

                    On  this  date   before  me,  the   undersigned   authority.
                    personally  came and appeared such person,  to me personally known  and  known  by  me o be  tile  person  whose  genuine signature is affixed to the foregoing  document as the above designated officer of the above mentioned corporation acting in its capacity as member of the limited  liability  company specified  following  such  person's  name,  who signed said document  before me in the  presence  of the two  witnesses, whose names are thereto  subscribed as such, being competent witnesses,  and who acknowledged,  in my presence and in the presence  of said  witnesses,  that he signed  the above and foregoing document as his own free act and deed on behalf of such  corporation  acting in its  capacity as member of such limited  liability  company,  and on behalf of such  limited liability  company,  by  authority of its board of directors and by authority of its  members,  respectively,  and as the free  act  and  deed  of  such  corporation,  acting  in its capacity as member of such limited liability company, and of such limited liability company and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                 /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado
                                  James C. Robertson
                               -------------------------------------------------
My commission expires:           (printed name)
Feb. 14, 2005
---------------------

[SEAL]

                                      -15-

     THUS  DONE AND  PASSED  this 24th day of  January,  2003,  to be effective, however,  as of January  27,  2003,  in my presence  and in the  presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                              ST. MARY OPERATING COMPANY
/s/ KAREN M. POLLY
-----------------------------------
Name:   Karen M. Polly
       ----------------------------
                                        By:  /s/ MILAM RANDOLPH PHARO
                                             -----------------------------------
                                              Milam Randolph Pharo
 /s/ ROBERT T. HANLEY                         Vice President - Land & Legal
-----------------------------------
Name:   Robert T. Hanley
       ----------------------------
                             /s/ JAMES C. ROBERTSON
                   ------------------------------------------
                                  NOTARY PUBLIC

The address and tax identification number of Operating are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-0723492

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby certify that, on this 24th day of January,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Operating Company, a Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA, NEW        The foregoing instrument was  acknowledged before me on this
MEXICO, NORTH       day, by  such person, the  above  designated officer  of the
DAKOTA              corporation  specified  following  such  person's  name,  on
OKLAHOMA, TEXAS,    behalf of said corporation.
UTAH, WYOMING and
LOUISIANA           On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following

                                      -16-

                    such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                               /s/ JAMES C. ROBERTSON
                            ----------------------------------------------------
                            NOTARY PUBLIC, in and for the State of Colorado
                               James C. Robertson
                            ----------------------------------------------------
My commission expires:        (printed name)
Feb. 14, 2005
---------------------

[SEAL]

                                      -17-

     THUS DONE AND  PASSED  this 27th day of  January,  2003,  to be  effective, however,  as of January  27,  2003,  in my presence  and in the  presence of the undersigned competent witnesses who hereunto sign their names with Agent and me,
Notary, after reading of the whole.

WITNESSES:                              WACHOVIA BANK, NATIONAL
/s/ JEFF CARMICHAEL                     ASSOCIATION, as Administrative Agent
-----------------------------------
Name:   Jeff Carmichael
       ----------------------------
                                        By:   /s/ PHILIP J. TRINDER
                                              ----------------------------------
                                        Name: Philip J. Trinder
/s/ LUKE ALBRECHT                             Title:   Vice President
-----------------------------------
Name:   Luke Albrecht
       ----------------------------
                               /s/ MICHELE J COX
                   ------------------------------------------
                                  NOTARY PUBLIC

The address of Agent is:

201 South College Street
8th Floor NC 0680
Charlotte, North Carolina 28288

STATE OF TEXAS              ss.
                            ss.
COUNTY OF HARRIS            ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby certify that, on this 27th day of January,  2003, there personally appeared before me: Philip J. Trinder, the Vice President of Wachovia
Bank, National  Association,  a national banking association,  known to me to be
such  officer,   such  banking  association  being  a  party  to  the  foregoing instrument.

MONTANA, NEW        The foregoing  instrument was acknowledged before me on this
MEXICO, NORTH       day, by  such  person, the  above  designated officer of the
DAKOTA              banking association specified following such person's name,
OKLAHOMA, TEXAS,    on behalf of said banking association.
UTAH, WYOMING and
LOUISIANA           On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer  of the  banking  association  specified following  such  person's  name,  who signed  said  document

                                      -18-

                    before me in the presence of the two witnesses,  whose names are thereto  subscribed as such, being competent  witnesses, and who acknowledged,  in my presence and in the presence of said  witnesses,  that he signed  the  above  and  foregoing document  as his own  free act and  deed on  behalf  of such banking  association  by authority of its board of directors and as the free act and deed of such banking association and for the uses and purposes therein set forth and apparent.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.
                                      /s/ MICHELE J COX
                                  ----------------------------------------------
                                  NOTARY PUBLIC, in and for the State of Texas
                                    Michele J. Cox
                                  ----------------------------------------------
My commission expires:            (printed name)
9-4-05
---------------------

[SEAL]

                                      -19-